UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          September 3, 2025

CORECARD CORPORATION

(Exact name of Registrant as specified in its charter)

Georgia	1-9330	58-1964787
(State or other jurisdiction	Commission file number of incorporation or organization)	(I.R.S. Employer Identification No.)

One Meca Way, Norcross, Georgia	30093
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 381‑2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFP 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CCRD	New York Stock Exchange

Item 1.02        Termination of a Material Definitive Agreement.

Reference is made to the disclosure set forth under Item 5.02 of this report.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Conditional Termination of Retention Program

As previously reported in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 filed on May 8, 2025, on May 7, 2025, the Board of Directors (the “Board”) of CoreCard Corporation, a Georgia corporation (the “Company”), approved a retention program (the “Program”) for employees who, as of July 31, 2024, had been employees of the Company for more than five years, which included the Company’s President and Chief Executive Officer, and its Chief Financial Officer and Corporate Secretary. Under the Program, the Company agreed to make a cash retention payment to each covered employee equal to the amount, if any, by which the employee’s 2024 base salary exceeded the value, measured as of close of trading on December 31, 2028, of the shares of restricted stock granted to such employee in 2024 and 2025 that vested as of December 31, 2028.

The Program is cancellable in connection with an acquisition of the Company by a buyer with a market capitalization in excess of $1 billion if the restricted stock granted to the covered employees in 2024 and 2025 vested within 30 days after closing.

As previously reported in its Current Report on Form 8-K filed July 31, 2025, on July 30, 2025, the Company entered into an Agreement and Plan of Merger by and among the Company, Euronet Worldwide, Inc., a Delaware corporation (“Euronet”), and Genesis Merger Sub Inc., a Georgia corporation and wholly owned subsidiary of Euronet (“Merger Sub”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions therein and in accordance with the Georgia Business Corporation Code, Merger Sub is expected to merge with and into the Company (the “Merger”), with the Company surviving the Merger and continuing as a wholly owned subsidiary of Euronet.

In view of Euronet’s current market capitalization in excess of $1 billion, on September 3, 2025, the Board cancelled the Program, effective as of, and conditioned upon, the closing of the Merger.

The Merger has not yet closed. Closing of the Merger is subject to certain customary closing conditions set forth in the Merger Agreement, and consequently there is no guarantee that the Program will be cancelled.

Forward-Looking Statements

This Current Report on Form 8-K contains statements herein regarding the condition termination of the Program. These and any other statements about future expectations constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based upon current beliefs, expectations and discussions related to the proposed transaction and are subject to significant risks and uncertainties that could cause actual results to differ materially from the results expressed in such statements.

Risks and uncertainties include, among other things: (i) the risk that the Merger may not be completed in a timely basis or at all; (ii) the potential failure to receive, on a timely basis or otherwise, the required approvals of the Merger, including shareholder approval by the Company’s shareholders, and the potential failure to satisfy the other conditions to the consummation of the proposed transaction; (iii) the risk of any legal proceedings related to the Merger or otherwise, including the risk of shareholder litigation in connection with the Merger, or the impact of the proposed transaction thereupon, including resulting expense or delay; and (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement.

These risks, as well as other risks related to the Merger, are described in the Registration Statement that Euronet has filed with the Securities and Exchange Commission (“SEC”) in connection with the Merger. While the list of factors presented here and the list of factors to be presented in the Registration Statement are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Additional factors that may affect future results are contained in each of the Company’s and Euronet’s filings with the SEC, including each company’s most recent Annual Report on Form 10-K, as they may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available at the SEC’s website http://www.sec.gov. The information set forth herein speaks only as of the date hereof, and any intention or obligation to update any forward-looking statements as a result of developments occurring after the date hereof is hereby disclaimed.

Important Information for Investors and Shareholders

In connection with the proposed transaction, Euronet has filed with the SEC a Registration Statement on Form S-4, containing the Proxy Statement/Prospectus. After the Registration Statement has been declared effective by the SEC, the Proxy Statement/Prospectus will be delivered to shareholders of the Company. Investors and securityholders of the Company or Euronet are urged to read the Registration Statement and any other relevant documents filed with the SEC, including the Proxy Statement/Prospectus that is part of the Registration Statement, because they contain important information about the Company, Euronet, the proposed transaction and related matters. Investors and securityholders of the Company or Euronet can obtain copies of the Registration Statement and the Proxy Statement/Prospectus, as well as other filings with the SEC incorporated by reference into such documents, containing information about the Company or Euronet, without charge, at the SEC’s website (http://www.sec.gov). Copies of the documents filed with the SEC by the Company are available free of charge at the Company’s investor relations website at https://investors.corecard.com. Copies of the documents filed with the SEC by Euronet are available free of charge at Euronet’s investor relations website at https://ir.euronetworldwide.com/for-investors.

Participants in Solicitation

The Company and Euronet and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in respect of the transaction under the rules of the SEC. Information regarding the Company’s directors and executive officers is available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and the Company’s proxy statement, dated April 14, 2025, for its 2025 annual meeting of shareholders, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of the Company’s securities by the Company’s directors or executive officers from the amounts described in the Company’s 2025 proxy statement have been reflected in Statements of Change in Ownership on Form 4 filed with the SEC subsequent to the filing date of the Company’s 2025 proxy statement and are available at the SEC’s website at www.sec.gov. Information regarding Euronet’s directors and executive officers is available in the Registration Statement, which can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov. Any changes in the holdings of Euronet’s securities by Euronet’s directors or executive officers from the amounts described in the Registration Statement are expected to be reflected in Statements of Change in Ownership on Form 4 filed with the SEC and will be available at the SEC’s website at www.sec.gov. Additional information regarding the interests of such participants are included in the Registration Statement and other relevant materials filed with the SEC.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2025	CORECARD CORPORATION (Registrant)

/s/ Matthew A. White
By: Matthew A. White Title: Chief Financial Officer

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